UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008

MILLENNIUM ENERGY CORP.
(formerly CBp Carbon Green, Inc.)
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 333-139765

Nevada	98-050298
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2820 W. Charleston, Suite 22
Las Vegas, Nevada, 89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-30-210-895-8786

CBp Carbon Green, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 26, 2008, we completed a merger with our subsidiary, Millennium Energy Corp. As a result, we have changed our name from “CBp Carbon Green, Inc.” to “Millennium Energy Corp.”. We changed the name of our company to better reflect the direction and business of our company.

Item 7.01. Regulation FD Disclosure

The name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on March 26, 2008 under the new stock symbol “MLME”. Our new CUSIP number is 60040D 107.

Item 9.01. Financial Statements and Exhibits.

99.1	Articles of Merger filed with the Secretary of State of Nevada on March 11, 2008, and which is effective March 26, 2008.

99.2	News Release dated March 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MILLENNIUM ENERGY CORP.

By:	/s/ Jana Whitlock
Name:	Jana Whitlock
Title:	President and Director

Date: March 28, 2008